                                 [COVER IMAGE]

                                      AIM
                               CONSTELLATION FUND


[AIM LOGO APPEARS HERE]          ANNUAL REPORT                  OCTOBER 31, 1998



                    INVEST WITH DISCIPLINE--Registered Trademark--

                                [ COVER IMAGE ]

                     -------------------------------------

                STARRY NIGHT OVER THE RHONE BY VINCENT VAN GOGH

           STARS, PARTICULARLY CONSTELLATIONS, HAVE LONG BEEN USED AS

              SIGNS BY WHICH PLANTED AND HARVESTED THEIR CROPS AND

              SAILORS NAVIGATED THE SEAS. DIFFERENT CONSTELLATIONS

            ARE VISIBLE AT DIFFERENT TIMES OF THE YEAR, CONSTANCY IN

         THE SKY MAKES THEM RELIABLE FOR MEASURING THE PASSAGE OF TIME

          AND DISTANCE. AIM CONSTELLATION FUND SEEKS OUT THE STARS OF

                      THE -CAPITALIZATION STOCK UNIVERSE.

                     -------------------------------------


AIM Constellation Fund is for shareholders who seek capital appreciation through investments in common stocks, with emphasis on medium-size and smaller emerging growth companies.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Constellation Fund performance figures are historical and reflect reinvestment of all distributions and changes in net asset value. Unless otherwise indicated, the Fund's performance is computed at net asset value without a sales charge.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the Fund's Class B and Class C shares will differ from that of Class A shares due to differences in sales charge structure and Fund expenses.
o The Fund's average annual total returns, including sales charges, for periods ended 9/30/98 (the most recent calendar quarter end), are as follows: For Class A shares, one year, -17.79%; five years, 10.77%; 10 years, 17.31%. For Class C shares, one year, -14.49%; since inception (8/4/97), -9.75%. Class B shares produced cumulative total return of -14.47% from their inception (11/3/97) through 9/30/97.
o During the fiscal year ended 10/31/98 the Fund paid distributions of $2.0964 per share.
o The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The Standard & Poor's Composite Index of 500 Stocks (S&P 500) is a group of unmanaged securities widely regarded by investors to be representative of the stock market in general. Results shown assume the reinvestment of dividends.
o The Standard & Poor's 400 Mid-Cap Index (S&P 400) is an unmanaged index comprising common stocks of approximately 400 mid-capitalization companies.
o The NASDAQ (National Association of Securities Dealers Automated Quotation system) Composite Index is a group of more than 4,500 unmanaged over-the-counter securities widely regarded by investors to be representative of the small- and medium-sized company stock universe.
o The Russell 2000 Stock Index is an unmanaged index generally considered representative of small-capitalization stocks.
o The Dow Jones Industrial Average (the Dow) is a price-weighted average of 30 actively traded primarily industrial stocks.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

     MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENTS ARE NOT INSURED BY
       THE FDIC OR ANY OTHER GOVERNMENT AGENCY; ARE NOT DEPOSITS OR OTHER
          OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK OR ANY AFFILIATE;
            AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE
                       LOSS OF PRINCIPAL AMOUNT INVESTED.


    This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.




                             AIM CONSTELLATION FUND

                        ANNUAL REPORT / CHAIRMAN'S LETTER




                    Dear Fellow Shareholder:

                    Throughout the fiscal year covered by this report, markets
     [PHOTO OF      vacillated between optimism that Asia's woes would be
    Charles T.      contained and worry that they would become a major drag on
      Bauer,        the U.S. and other economies. Changes in investor sentiment
   Chairman of      affected various financial markets differently. The stock
   the Board of     market was especially volatile. Uncertainty in stocks
     THE FUND       bolstered U.S. Treasury issues, whose safety attracts
   APPEARS HERE]    investors in doubtful times.
                        We understand how unnerving this year's level of
                    volatility can be. Undoubtedly, many of you were tempted to simply exit the stock market. Our reaction, of course, is that you should not. The abrupt reversals of sentiment this fiscal year reinforce our conviction that markets are unpredictable in the short term. Since even the best money managers cannot know when to enter and exit a market, we think the wisest strategy is to stay fully invested despite volatility and short-term disappointment.

MARKET RECAP
Financial crises overseas and widespread decline in the rate of U.S. corporate earnings growth helped foster uncertainty. During the summer of 1998, a worldwide loss of confidence led to a major market correction for equities, including the blue chips that had led the market. In August, the Dow Jones Industrial Average (the Dow) had its worst- performing month in a decade.
    Fortunately, the U.S. Federal Reserve Board (the Fed) intervened, cutting interest rates twice, on September 29 and October 15, to pump liquidity and confidence into the markets. As investors responded favorably, the fiscal year closed with domestic equities rallying again and bonds in retreat--a complete about-face from just a few weeks earlier. October 1998 ended up being the Dow's best month in 11 years. (After the fiscal year closed, as this report was being written, the Fed cut rates a third time.)
    Some major stock indexes produced excellent total results for the fiscal year, with the S&P 500 up more than 20%. But focusing on one market benchmark may give you an incomplete view. The divergence between the S&P 500 and other market segments was quite dramatic this fiscal year: the midcap S&P 400 rose only 6.71%, while the Russell 2000 Index of small-company stocks declined 11.84%. Even within the S&P 500 itself, the bigger the company, the better the performance.
    However unsettling markets have been, the fundamental principles of investing remain unchanged: long-term thinking, broad portfolio diversification, and realistic expectations, recognizing the potential for downturns. Your financial consultant is your best resource for helping you construct a diversified portfolio and weather turbulent markets.

YOUR FUND MANAGERS' COMMENTS
We are pleased to send you this report on your Fund's fiscal year. On the pages that follow, your Fund's management team offers more detailed discussion of how markets behaved, how they managed the portfolio, and what they foresee for markets and your Fund. We hope you find their discussion informative. If you have any questions or comments, please contact our Client Services department at 800-959-4246, or e-mail your inquiry to us at general@aimfunds.com. You can access information about your account through our AIM Investor Line at 800-246-5463 or at our Web site, www.aimfunds.com. We often post market updates on our Web site.
    We thank you for your continued participation in The AIM Family of Funds--Registered Trademark--.


Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman

                     -------------------------------------

                                   THE ABRUPT

                             REVERSALS OF SENTIMENT

                           THIS FISCAL YEAR REINFORCE

                              OUR CONVICTION THAT

                           MARKETS ARE UNPREDICTABLE

                               IN THE SHORT TERM.

                     -------------------------------------





                             AIM CONSTELLATION FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW




RISK-AVERSE, VOLATILE MARKETS
A CHALLENGE FOR FUND

HOW DID THE FUND PERFORM DURING THE FISCAL YEAR?
Fund performance fluctuated considerably during a very volatile fiscal year. The Fund, like the entire mid-cap stock market, was hard hit during a deep selloff in August. In October, the Fund rallied strongly, rising more than 23% between October 8, when many markets hit their low for 1998, and the October 31 close of the fiscal year.
    Despite this comeback, the Fund was unable to recoup its losses completely. Total returns for the fiscal year were -2.30% for Class A shares and -3.12% for Class C shares. Class B shares, which commenced operations on November 3, 1997, produced cumulative total return of -5.86% as of the close of the reporting period. Net assets stood at $12.93 billion as of the close of the fiscal year.

WHAT MADE MARKETS SO VOLATILE?
As the fiscal year opened, concern about Asia's financial difficulties was widespread. The smaller and midsize company stocks in which the Fund invests were especially out of favor as uneasy investors sought the relative safety of blue-chip stocks. Markets rallied in the spring as investors seemed to shrug off Asian worries. For the first half of the fiscal year, the Fund produced impressive returns.
    The latter half of the fiscal year was even more volatile. A much-noted summer rally took many stock indexes to all-time highs by mid-July, but mid-cap stocks did not really participate. For example, the S&P 400 Midcap Stock Index was higher in mid-April than it was on July 17, when large-cap indexes such as the S&P 500 peaked.
    In August, another wave of concern washed over markets. Its causes were multiple: a default on Russian government debt, the collapse of some highly leveraged hedge funds, and recognition that domestic corporate profit growth was slipping.
    Late in the fiscal year, amid evidence of a worldwide credit crunch, the Federal Reserve Board (the Fed) lowered the short-term target federal funds rate from 5.50% to 5.00% in two steps. Equity markets rallied in response. From the Fed's second interest rate easing on October 15 through the close of the fiscal year, the Fund was up almost 9%. In the short run at least, the Fed appeared to have calmed investors.

HOW DID YOU MANAGE THE FUND IN SUCH A CHANGEABLE ENVIRONMENT?
We stuck with our disciplined, earnings-driven stock selection process, looking at the underlying fundamentals of individual companies, not the overall market.
    The portfolio changed considerably during the fiscal year. Energy sector stocks were reduced from more than 9.00% of net assets to just 3.56% due to the steep decline in oil and other commodity prices. Our holdings in semiconductors were also down, from more than 8.00% of net assets to about 3.00%. Semiconductor makers and equipment manufacturers had a tough year, as the Asian financial crisis drove down demand for computers and components in Southeast Asia.

YOU ARE STILL HEAVILY INVESTED IN THE TECHNOLOGY SECTOR, HOWEVER, AREN'T YOU? Yes, especially the computer software and services industry. The computer glitch that requires reprogramming older computers and software to recognize the year 2000 continues to provide opportunity. The worldwide cost of fixing it could total between $300 billion and $600 billion, according to the Gartner Group, Inc., a technology research firm. Among the portfolio's software and services holdings is Citrix Systems, which for three years running has been cited by Deloitte & Touche as one of the fastest growing technology companies in the country.
    Of course, we don't limit ourselves to the software side. Hardware holdings include PMC-Sierra Inc., which produces high-performance semiconductor components for the broadband and high-bandwidth communications network industries; and printer maker Lexmark International, recently ranked among the top 10 best-performing information technology companies by Business Week.

RETAILERS ARE WELL REPRESENTED IN THE PORTFOLIO, TOO. WHY?
While some voiced concern about retailers as consumer confidence declined late

                     -------------------------------------

                         WE STUCK WITH OUR DISCIPLINED,

                        EARNINGS-DRIVEN STOCK SELECTION

                       PROCESS, LOOKING AT THE UNDERLYING

                       FUNDAMENTALS OF INDIVIDUAL COMPA-

                         NIES, NOT THE OVERALL MARKET.

                     -------------------------------------

                     -------------------------------------

                        BECAUSE U.S. DRUG MANUFACTURERS

                        AND DISTRIBUTORS ARE NOT HEAVILY

                          DEPENDENT ON ASIAN AND LATIN

                       AMERICAN MARKETS, THEY MAY BE REL-

                          ATIVELY IMMUNE TO FOREIGN .

                     -------------------------------------

          See important Fund and index disclosures inside front cover.


                             AIM CONSTELLATION FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW




PORTFOLIO COMPOSITION

As of 10/31/98, based on total net assets

======================================================================================================
Top 10 Holdings                                 Top 10 Industries
------------------------------------------------------------------------------------------------------
  1. America Online, Inc.              1.54%      1. Computers (Software & Services)            10.97%
  2. Ascend Communications, Inc.       1.31       2. Health Care (Medical Products & Supplies)   5.07
  3. BMC Software, Inc.                1.30       3. Services (Data Processing)                  4.36
  4. Dell Computer Corp.               1.22       4. Health Care (Drugs-Generic & Other)         3.11
  5. Staples, Inc.                     1.20       5. Electronics (Semiconductors)                3.05
  6. EMC Corp.                         1.19       6. Computers (Hardware)                        2.94
  7. Nokia Oyj A.B. - Class A - ADR    1.16       7. Services (Commercial & Consumer)            2.92
  8. Becton, Dickinson & Co.           1.14       8. Communications Equipment                    2.78
  9. Kroger Co.                        1.13       9. Health Care (Specialized Services)          2.77
 10. Cardinal Health, Inc.             1.06      10. Distributors (Food & Health)                2.70

Please keep in mind the Fund's portfolio is subject to change and there is no assurance the Fund will continue to hold any particular security.
======================================================================================================

in the fiscal year, the retailers in the portfolio held up well. For example, the discount retail category, which includes portfolio holdings such as Bed Bath & Beyond Inc., reported a 6.1% increase in same-store sales during October. Specialty apparel retailers such as Abercrombie & Fitch Co. did even better--same store sales for that category were up 7.3%.
    As always, we seek out the best earnings stories we can find. One of our major holdings in the retail industry is office-products specialist Staples, Inc. This company recently announced its 17th consecutive quarter of earnings per share growth above 30%.

YOU ALSO CONTINUE TO HOLD A LOT OF HEALTH-CARE STOCKS. WHAT MAKES THAT SECTOR ATTRACTIVE?
At the close of the fiscal year, many of our health-care holdings were in the medical products and pharmaceuticals industries. We trimmed our exposure to less promising industries such as HMOs and hospital management. Because U.S. drug manufacturers and distributors are not heavily dependent on the Asian and Latin American markets, they may be relatively immune to foreign turmoil. Their strong earnings growth is expected to continue.
    Holdings in this area include Becton, Dickinson & Co., whose products include drug-injection and blood-collection devices; and Cardinal Health, Inc., the second largest wholesaler of pharmaceuticals in the U.S. Cardinal expands its wholesaler role by providing support services such as computerized order entry and confirmation systems, and consulting services on design and operation of drug stores.

WHAT IS YOUR NEAR-TERM OUTLOOK ON THE ECONOMY?
We are optimistic that the U.S. will avoid a recession in 1999. The economy will likely experience annual gross domestic product growth in the 1.5% to 2.00% range, so low-inflation and low interest rates should continue.
    The challenge will be earnings. With global markets in or near recession and the U.S. economy expanding more slowly, companies will be sorely tested to keep earnings advancing.

AND WHAT DO YOU THINK ABOUT THE MID-CAP MARKET SECTOR WHERE THE FUND INVESTS?
We believe there are several reasons for optimism about mid-cap stocks.
    First, for the quarter ended September 30, 1998, reported earnings growth for companies in the portfolio averaged more than 25% over the same period last year, and such double-digit growth is projected for the next year. By contrast, average earnings growth for the large-cap stocks in the S&P 500 was negative for the September 30 quarter end.
    Second, valuations of the stocks in the mid-cap sector are significantly lower than in the large-cap sector. These mid-cap stocks also offer some refuge from Asian woes because they tend to have less international exposure.
    Finally, historically, smaller company stocks do better than large-company stocks when the Fed eases monetary policy, and we were encouraged to note that this was true after the Fed began lowering interest rates. Though one month is much too short a period in which to identify a market trend, from the Fed's first interest rate cut September 29 through the October 31 close of the fiscal year, midcaps did outperform large caps, with the S&P 400 advancing 6.85% while the large-cap S&P 500 rose 4.84%. Of course, a favorable environment for smaller-company stocks is always good for the AIM Constellation Fund.

          See important Fund and index disclosures inside front cover.


                             AIM CONSTELLATION FUND

                       ANNUAL REPORT / PERFORMANCE HISTORY




THE AIM CONSTELLATION FUND GROWTH STORY

RESULTS OF A $10,000 INVESTMENT
AIM CONSTELLATION FUND VS. BENCHMARK INDEXES

4/30/76-10/31/98

================================================================================
AVERAGE ANNUAL TOTAL RETURNS

For periods ended 10/31/98

CLASS A SHARES

 10 years                    17.97%
  5 years                    11.85
  1 year                     -7.67

CLASS B SHARES

Inception (11/3/97)         -10.20%*

CLASS C SHARES

Inception (8/4/97)           -5.48%
  1 year                     -4.01

*Total return provided is cumulative total return that has not been annualized.
================================================================================

ABOUT THIS CHART
The chart compares your Fund's Class A shares to benchmark indexes. It is important to understand differences between your Fund and these indexes. An index measures performance of a hypothetical portfolio.
    Market indexes such as the Standard & Poor's 500 and the NASDAQ are not managed, incurring no sales charges, expenses, or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return.
    Your Fund's total return includes sales charges, expenses, and management fees. The performance of Class B and Class C shares


                             AIM CONSTELLATION FUND

                       ANNUAL REPORT / PERFORMANCE HISTORY




MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

-------------------------------------------------------------
             AIM Constellation Fund
                 Class A Shares         S&P 500        NADSAQ
-------------------------------------------------------------
                           In thousands

4/30/76              $9,443             $10,000       $10,000

10/76                 9,102              10,327        10,030

10/77                 8,575               9,704        10,826

10/78                10,329              10,319        12,336

10/79                15,619              11,914        15,045

10/80                31,348              15,734        21,401

10/81                30,638              15,824        21,674

10/82                29,000              18,401        23,604

10/83                40,569              23,543        30,478

10/84                35,867              25,042        27,423

10/85                39,649              29,883        32,475

10/86                58,139              39,800        40,050

10/87                56,748              42,346        35,890

10/88                69,979              48,659        42,458

10/89                94,817              61,446        50,580

10/90                79,482              56,864        36,616

10/91               141,356              75,889        60,277

10/92               162,306              83,435        67,181

10/93               208,732              95,872        86,507

10/94               224,288              99,563        86,311

10/95               299,259             125,834       115,015

10/96               332,949             156,104       135,602

10/97               395,745             206,197       176,910

10/98               386,627             251,568       196,646
=============================================================

PAST PERFORMANCE CANNOT GUARANTEE COMPARABLE FUTURE RESULTS.

Source: Towers Data Systems HYPO--Registered Trademark--

=============================================================

will differ from that of Class A shares due to differing fees and expenses. For Fund performance calculations and descriptions of indexes cited on this page, please refer to the inside front cover.
    Use of these indexes is intended to give you a general idea of how your Fund performed compared to these benchmarks.


                             AIM CONSTELLATION FUND

                        ANNUAL REPORT / FOR CONSIDERATION




TAKE A CLOSER LOOK AT MARKET INDEXES



You step into your car after work and hear the radio announcer say, "The market was down 200 points today." Instantly you start to worry. But should you? The question is, what exactly is "the market"? And how are your investments going to be affected by it? You need the facts, and fast. Market indexes are a good place to start. They can help you gauge how your investments are performing.
    "The market" actually is much broader than newspapers and television reports make it out to be. The media often report movements in the Dow Jones Industrial Average (the Dow) as indicative of the market as a whole. But the Dow is made up of just 30 stocks; the U.S. market is made up of more than 12,000 stocks traded on the New York Stock Exchange, regional exchanges, and over the counter. The Dow only measures the performance of the largest American companies.
    If you're like most investors, you've got a range of investments across market segments, not just blue-chip stocks. The best way to compare your investments to their peers in the marketplace is to find the right index. An index measures the performance of a particular group of stocks. But keep in mind, there is rarely a perfect match between the stocks in a mutual fund and the stocks in an index.
    Indexes and funds have different purposes. Mutual funds select stocks based on their past performance or future potential. Indexes pick stocks based on their ability to act as reliable measuring tools. For example, index makers for the S&P 500 look for actively traded, widely owned stocks that reflect the active stock market.
    There are other important differences between a fund and an index. You cannot invest directly in an index. Because indexes are unmanaged, they incur no sales charges, expenses, or fees. Even if you bought all the securities making up an index, your transaction expenses would lower your investment returns.

   As you follow the various indexes, you'll notice that their tracks often diverge. When large-caps are up, small-caps or overseas stocks are down--and

                                THE USUAL INDEXES

THE DOW JONES INDUSTRIAL AVERAGE

WHAT IT IS: In its 102-year history, the Dow always has focused on the largest, most successful U.S. companies. The types of firms in the index have changed drastically over the years--from the cotton companies of the 19th century to the computer icons of the 20th. The 30 stocks now in the Dow include household names such as International Business Machines Corp., Boeing Co., McDonald's Corp., and Walt Disney Co.
WHAT IT TELLS YOU: While stocks in the Dow make up about 20% of the value of all U.S. stocks, the index leaves out many sectors of the market. For most mutual fund investors, the Dow is an inadequate and often inappropriate measure of comparison. Use it to check the pulse of American big business, but look elsewhere for a more inclusive market view.

S&P 500

WHAT IT IS: The S&P 500 (Standard & Poor's Composite Index of 500 Stocks) is often used as a gauge of the whole market. But it measures only 500 stocks in the large-capitalization portion of the U.S. stock market. Included in the index are Apple Computer, Hilton Hotels, NIKE Inc., and Pennzoil Co.
WHAT IT TELLS YOU: The S&P 500 is useful for evaluating a fund that invests in large-capitalization U.S. stocks. It's a poor gauge for others funds, such as a small-cap aggressive growth fund.
Keep in mind that the S&P 500 is very concentrated. The top 50 companies represent half the S&P 500's assets. For the past few years, the total return of the S&P 500 has been unusually high, but much of this performance can be attributed to just a few stocks in the index. Most mutual funds are more diversified than this index.

NASDAQ COMPOSITE INDEX

WHAT IT IS: The NASDAQ (National Association of Securities Dealers Automated Quotation system) Composite Index measures the performance of all NASDAQ domestic and foreign stocks. Often associated with the over-the-counter market, the index also includes some exchange-listed stocks. More than 5,300 stocks are in the NASDAQ Composite Index.
WHAT IT TELLS YOU: Many consider NASDAQ a barometer for small- and mid-cap stocks. However, the index is market-value weighted--each company's stock affects the index in proportion to that company's market value. Large-cap technology stocks such as Microsoft, Intel, and Dell Computer dominate it.
The NASDAQ is not a good measure of small- and mid-cap stock performance. It basically tells you how large-cap technology stocks are doing. It is not a suitable index for most mutual funds.


                             AIM CONSTELLATION FUND

                        ANNUAL REPORT / FOR CONSIDERATION




vice versa. The chart at the right shows calendar-year returns for two domestic and one foreign equity index for the decade 12/31/87 through 12/31/97. The market segments often move out of synch, and performance leadership often rotates from one segment to another.
    By positioning your investments strategically in various market segments, you're less likely to miss out on the peaks, and you'll be more protected from the valleys. Remember, patience is the key. If you jump in and out of investments, you could miss out on some of the market's best moments. See your financial adviser to build a diversified portfolio suited to fluctuating markets.

                                DIVERGING INDEXES

Total Return per Calendar Year
1987-1997

-------------------------------------------------------------------------------------------------
                  S&P 500 Index             Europe-Australasia-Far       Russell 2000 Stock Index
                  with Monthly Dividends    East Index with Dividends*
-------------------------------------------------------------------------------------------------

12/88                  16.55%                       25.02%                        28.59%

12/89                  31.64                        16.26                         10.8

12/90                  -3.09                        19.48                         23.2

12/91                  30.41                        46.04                         12.5

12/92                   7.61                        18.41                         11.85

12/93                  10.06                        18.88                         32.94

12/94                   1.32                        -1.82                          8.06

12/95                  37.54                        28.45                         11.55

12/96                  22.95                        16.49                          6.36

12/97                  33.35                        22.36                          2.06
Past performance is no guarantee of future investment results.
=================================================================================================


*International investing presents risks not associated with investing solely in the United States. These include risks relating to fluctuation in the value of the U.S. dollar, custody arrangements made for a Fund's foreign holdings, differences in accounting, political risks, and the lesser degree of public information required to be provided by non-U.S. companies.
===============================================================================

                               A FEW MORE INDEXES

S&P 400

WHAT IT IS: The Standard & Poor's 400 Mid-Cap Index is a relatively new index that dates to 1981 and measures performance of 400 stocks in the mid-capitalization sector of the domestic stock market. Companies in the index include America Online, Inc., CompuWare Corp., Starbucks Corp., and Office Depot. As of July 31, the median market capitalization in the S&P 400 was approximately $1.8 billion, but some stocks in the index have capitalizations as large as $5 billion.
WHAT IT TELLS YOU: If your fund invests primarily in mid-caps, this is one of the best benchmarks to use. But keep in mind that the index may include companies smaller or larger than the ones in your fund.

RUSSELL 2000 INDEX

WHAT IT IS: The Russell 2000 Index measures the performance of small-cap stocks. A total of 2,000 U.S. companies are represented in the index, including such well-known firms as Bally Total Fitness, Bethlehem Steel, Coca-Cola Bottling Co., and Coors Brewing Co. The index, which is cap-weighted, represents about 10% of the U.S. stock market. More than 900 of the stocks in the Russell 2000 trade on either the New York Stock Exchange or the American Stock Exchange.
WHAT IT TELLS YOU: The Russell 2000 Index is a very good indicator of small-cap stock performance. It is a true small-cap index with the market value of companies represented in this index ranging from $171.7 million to $1.1 billion. Many mutual funds investing in small-cap stocks use the Russell 2000 as their benchmark index.

EUROPE, AUSTRALASIA, AND THE
FAR EAST INDEX (EAFE--Registered Trademark--)

WHAT IT IS: The EAFE consists of approximately 1,600 foreign stocks tracked by Morgan Stanley Capital International (MSCI). They are listed on stock exchanges in 20 developed countries. Stocks are chosen to reflect 60% of the market capitalization of each country and of each major industry group.
WHAT IT TELLS YOU: As international investing has grown, a need has arisen to measure global stock-market performance. The EAFE fulfills this need for developed markets in Europe, Australia and the Far East. It is frequently used as a benchmark for mutual funds investing in stocks in these markets. MSCI also has developed indexes for specific countries and regions and for emerging markets. Since your fund's country allocation may be different from EAFE, you may need to look at a more specific index.

An index is not an investment product available for purchase. An index measures the performance of a hypothetical portfolio. An index is not managed, incurring no sales charges, expenses, or fees. If you could buy all the securities that make up a particular index, you would incur expenses that would affect the return on your investment.


                             AIM CONSTELLATION FUND

SCHEDULE OF INVESTMENTS

October 31, 1998

                                                    MARKET
                                    SHARES           VALUE
DOMESTIC COMMON STOCKS-91.01%

AEROSPACE/DEFENSE-0.60%

AAR Corp.                           1,000,000   $    23,125,000
---------------------------------------------------------------
BE Aerospace, Inc.(a)                 500,000        10,750,000
---------------------------------------------------------------
Gulfstream Aerospace Corp.(a)         400,000        17,700,000
---------------------------------------------------------------
Sundstrand Corp.                      557,400        26,162,963
---------------------------------------------------------------
                                                     77,737,963
---------------------------------------------------------------

AIRLINES-0.15%

Southwest Airlines Co.                900,000        19,068,750
---------------------------------------------------------------

AUTO PARTS & EQUIPMENT-0.39%

Danaher Corp.                       1,250,000        49,921,875
---------------------------------------------------------------

BANKS (MAJOR REGIONAL)-0.29%

Northern Trust Corp.                  500,000        36,875,000
---------------------------------------------------------------

BANKS (REGIONAL)-2.54%

AmSouth Bancorporation                750,000        30,046,875
---------------------------------------------------------------
First Tennessee National Corp.        510,200        16,166,963
---------------------------------------------------------------
Golden State Bancorp, Inc.(a)       1,350,000        25,903,125
---------------------------------------------------------------
Hibernia Corp.-Class A              1,250,000        20,859,375
---------------------------------------------------------------
Mercantile Bankshares Corp.           500,000        16,312,500
---------------------------------------------------------------
North Fork Bancorporation, Inc.     2,500,000        49,687,500
---------------------------------------------------------------
Star Banc Corp.                     1,575,000       119,109,375
---------------------------------------------------------------
TCF Financial Corp.                 1,000,000        23,562,500
---------------------------------------------------------------
Zions Bancorp                         500,000        26,531,250
---------------------------------------------------------------
                                                    328,179,463
---------------------------------------------------------------

BIOTECHNOLOGY-0.71%

Biogen, Inc.(a)                     1,000,000        69,500,000
---------------------------------------------------------------
Curative Health Services,
  Inc.(a)(b)                          795,000        21,663,750
---------------------------------------------------------------
                                                     91,163,750
---------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO & CABLE)-2.08%

Chancellor Media Corp.(a)             280,002        10,745,077
---------------------------------------------------------------
Clear Channel Communications,
  Inc.(a)                             800,000        36,450,000
---------------------------------------------------------------
Comcast Corp.-Class A               1,500,000        74,062,500
---------------------------------------------------------------
Cox Communications, Inc.-Class
  A(a)                                500,000        27,437,500
---------------------------------------------------------------
Heftel Broadcasting Corp.(a)          501,000        20,603,625
---------------------------------------------------------------
Liberty Media Group(a)              1,500,000        57,093,750
---------------------------------------------------------------
Univision Communications Inc.(a)    1,465,400        43,229,300
---------------------------------------------------------------
                                                    269,621,752
---------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-1.49%

Andrew Corp.(a)                       563,400         9,225,675
---------------------------------------------------------------

                                                    MARKET
                                    SHARES           VALUE
COMMUNICATIONS EQUIPMENT-(CONTINUED)

Comverse Technology, Inc.(a)          850,000   $    39,100,000
---------------------------------------------------------------
General Instrument Corp.(a)         2,000,000        51,375,000
---------------------------------------------------------------
Global TeleSystems Group,
  Inc.(a)                           1,176,400        47,129,525
---------------------------------------------------------------
QUALCOMM, Inc.(a)                     586,000        32,596,250
---------------------------------------------------------------
Tellabs, Inc.(a)                      250,000        13,750,000
---------------------------------------------------------------
                                                    193,176,450
---------------------------------------------------------------

COMPUTERS (HARDWARE)-2.94%

Apple Computer, Inc.(a)               750,000        27,843,750
---------------------------------------------------------------
Comdisco, Inc.                      4,200,000        64,837,500
---------------------------------------------------------------
Dell Computer Corp.(a)              2,400,000       157,500,000
---------------------------------------------------------------
Gateway 2000, Inc.(a)               1,500,000        83,718,750
---------------------------------------------------------------
IDX Systems Corp.(a)                  670,800        28,425,150
---------------------------------------------------------------
Micron Electronics, Inc.(a)           884,000        18,508,750
---------------------------------------------------------------
                                                    380,833,900
---------------------------------------------------------------

COMPUTERS (NETWORKING)-2.54%

Ascend Communications, Inc.(a)      3,500,000       168,875,000
---------------------------------------------------------------
Cisco Systems, Inc.(a)                525,000        33,075,000
---------------------------------------------------------------
3Com Corp.(a)                       3,500,000       126,218,750
---------------------------------------------------------------
                                                    328,168,750
---------------------------------------------------------------

COMPUTERS (PERIPHERALS)-2.11%

Adaptec, Inc.(a)                      987,500        15,985,156
---------------------------------------------------------------
EMC Corp.(a)                        2,400,000       154,500,000
---------------------------------------------------------------
Lexmark International Group,
  Inc.(a)                           1,000,000        69,937,500
---------------------------------------------------------------
Seagate Technology , Inc.(a)        1,250,000        32,968,750
---------------------------------------------------------------
                                                    273,391,406
---------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES)-10.97%

America Online, Inc.                1,564,700       198,814,693
---------------------------------------------------------------
Aspect Development, Inc.(a)           976,000        30,835,500
---------------------------------------------------------------
BMC Software, Inc.(a)               3,500,000       168,218,750
---------------------------------------------------------------
Cadence Design Systems, Inc.(a)     1,250,000        26,718,750
---------------------------------------------------------------
Citrix Systems, Inc.(a)             1,500,000       106,312,500
---------------------------------------------------------------
Computer Sciences Corp.(a)            750,000        39,562,500
---------------------------------------------------------------
Compuware Corp.(a)                  2,500,000       135,468,750
---------------------------------------------------------------
Concord EFS, Inc.(a)                4,780,100       136,232,850
---------------------------------------------------------------
Electronic Arts, Inc.(a)              500,000        20,562,500
---------------------------------------------------------------
HBO & Co.                           1,000,000        26,250,000
---------------------------------------------------------------
Intuit, Inc.(a)                       725,000        36,612,500
---------------------------------------------------------------
J.D. Edwards & Co.(a)               1,050,000        34,387,500
---------------------------------------------------------------

                                                    MARKET
                                    SHARES           VALUE
COMPUTERS (SOFTWARE & SERVICES)-(CONTINUED)

Learning Company, Inc. (The)(a)     2,000,000   $    51,625,000
---------------------------------------------------------------
Microsoft Corp.(a)                    300,000        31,762,500
---------------------------------------------------------------
Network Associates, Inc.(a)           704,700        29,949,750
---------------------------------------------------------------
Parametric Technology Co.(a)        2,500,000        41,562,500
---------------------------------------------------------------
Sterling Commerce, Inc.(a)          1,450,000        51,112,500
---------------------------------------------------------------
Sterling Software, Inc.(a)          1,250,000        32,734,375
---------------------------------------------------------------
Synopsys, Inc.(a)                   1,500,000        67,875,000
---------------------------------------------------------------
Veritas Software Corp.(a)             859,700        43,092,463
---------------------------------------------------------------
Wind River Systems(a)               1,000,000        43,812,500
---------------------------------------------------------------
Yahoo! Inc.(a)                        500,000        65,421,875
---------------------------------------------------------------
                                                  1,418,925,256
---------------------------------------------------------------

CONSUMER FINANCE-2.28%

Capital One Financial Corp.           800,000        81,400,000
---------------------------------------------------------------
Countrywide Credit Industries,
  Inc.                                636,900        27,506,118
---------------------------------------------------------------
MBNA Corp.                          1,875,000        42,773,438
---------------------------------------------------------------
Providian Financial Corp.           1,304,000       103,505,000
---------------------------------------------------------------
SLM Holding Corp.                   1,000,000        40,062,500
---------------------------------------------------------------
                                                    295,247,056
---------------------------------------------------------------

CONSUMER (JEWELRY, NOVELTIES & GIFTS)-0.30%

Action Performance Companies,
  Inc.(a)                             500,000        14,937,500
---------------------------------------------------------------
Blyth Industries, Inc.(a)             806,200        22,271,275
---------------------------------------------------------------
                                                     37,208,775
---------------------------------------------------------------

DISTRIBUTORS (FOOD &
  HEALTH)-2.70%

Bergen Brunswig Corp.-Class A       1,000,000        48,812,500
---------------------------------------------------------------
Cardinal Health, Inc.               1,445,445       136,684,892
---------------------------------------------------------------
JP Foodservice, Inc.                  547,900        26,025,250
---------------------------------------------------------------
McKesson Corp.                      1,422,400       109,524,800
---------------------------------------------------------------
Patterson Dental Co.(a)                18,500           763,125
---------------------------------------------------------------
SUPERVALU, INC                      1,125,900        27,021,600
---------------------------------------------------------------
                                                    348,832,167
---------------------------------------------------------------

ELECTRICAL EQUIPMENT-2.55%

American Power Conversion
  Corp.(a)                          2,000,000        84,875,000
---------------------------------------------------------------
Sanmina Corp.(a)                      387,400        15,883,400
---------------------------------------------------------------
SCI Systems, Inc.(a)                1,000,000        39,500,000
---------------------------------------------------------------
Solectron Corp.(a)                  1,500,000        85,875,000
---------------------------------------------------------------
Symbol Technologies, Inc.           1,750,000        78,312,500
---------------------------------------------------------------
Uniphase Corp.(a)                     500,000        24,750,000
---------------------------------------------------------------
                                                    329,195,900
---------------------------------------------------------------

ELECTRONICS (COMPONENT DISTRIBUTORS)-0.17%

Arrow Electronics, Inc.(a)          1,000,000        21,812,500
---------------------------------------------------------------

                                                    MARKET
                                    SHARES           VALUE
ELECTRONICS
  (INSTRUMENTATION)-0.40%

Perkin-Elmer Corp.                    176,300   $    14,864,293
---------------------------------------------------------------
Waters Corp.(a)                       500,000        36,750,000
---------------------------------------------------------------
                                                     51,614,293
---------------------------------------------------------------

ELECTRONICS
  (SEMICONDUCTORS)-3.05%

Altera Corp.(a)                     1,321,400        55,003,275
---------------------------------------------------------------
Linear Technology Corp.             1,000,000        59,625,000
---------------------------------------------------------------
Maxim Integrated Products,
  Inc.(a)                           2,000,000        71,375,000
---------------------------------------------------------------
Microchip Technology, Inc.(a)       2,500,175        67,660,985
---------------------------------------------------------------
Micron Technology, Inc.(a)          1,750,000        66,500,000
---------------------------------------------------------------
PMC-Sierra, Inc.(a)                 1,000,000        44,875,000
---------------------------------------------------------------
Xilinx, Inc.(a)                       650,000        29,026,563
---------------------------------------------------------------
                                                    394,065,823
---------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-0.57%

FINOVA Group, Inc.                    706,400        34,437,000
---------------------------------------------------------------
MGIC Investment Corp.               1,000,000        39,000,000
---------------------------------------------------------------
                                                     73,437,000
---------------------------------------------------------------

FOODS-0.36%

Earthgrains Co. (The)                 260,300         7,809,000
---------------------------------------------------------------
Quaker Oats Co. (The)                 650,000        38,390,625
---------------------------------------------------------------
                                                     46,199,625
---------------------------------------------------------------

HEALTH CARE (DRUGS-GENERIC & OTHER)-2.30%

Alpharma, Inc.                        254,967         7,059,399
---------------------------------------------------------------
Forest Laboratories, Inc.(a)          750,000        31,359,375
---------------------------------------------------------------
Jones Medical Industries,
  Inc.(b)                           2,350,850        75,961,840
---------------------------------------------------------------
Medicis Pharmaceutical-Class
  A(a)                                826,900        41,448,363
---------------------------------------------------------------
Mylan Laboratories, Inc.            2,500,000        86,093,750
---------------------------------------------------------------
Watson Pharmaceuticals, Inc.(a)     1,000,000        55,625,000
---------------------------------------------------------------
                                                    297,547,727
---------------------------------------------------------------

HEALTH CARE (HOSPITAL MANAGEMENT)-1.31%

Health Management Associates,
  Inc.-Class A(a)                   4,500,045        80,157,051
---------------------------------------------------------------
Universal Health Services,
  Inc.-Class B(a)(b)                1,750,000        89,796,875
---------------------------------------------------------------
                                                    169,953,926
---------------------------------------------------------------

HEALTH CARE (LONG TERM
  CARE)-0.47%

HCR Manor Care, Inc.(a)               751,700        24,430,250
---------------------------------------------------------------
HEALTHSOUTH Corp.(a)                3,000,000        36,375,000
---------------------------------------------------------------
                                                     60,805,250
---------------------------------------------------------------

HEALTH CARE (MANAGED CARE)-0.84%

Express Scripts, Inc.-Class
  A(a)(b)                             700,000        68,381,250
---------------------------------------------------------------
PacifiCare Health Systems,
  Inc.-Class B(a)                     150,000        11,812,500
---------------------------------------------------------------

                                                    MARKET
                                    SHARES           VALUE
HEALTH CARE (MANAGED CARE)-(CONTINUED)

Trigon Healthcare, Inc.(a)            750,000   $    28,125,000
---------------------------------------------------------------
                                                    108,318,750
---------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-5.07%

Allegiance Corp.                    2,540,400        94,471,125
---------------------------------------------------------------
Arterial Vascular Engineering,
  Inc.(a)                           1,000,000        30,750,000
---------------------------------------------------------------
Bausch & Lomb Inc.                     59,700         2,488,743
---------------------------------------------------------------
Becton, Dickinson & Co.             3,500,000       147,437,500
---------------------------------------------------------------
Biomet, Inc.                        2,500,000        84,843,750
---------------------------------------------------------------
Boston Scientific Corp.(a)(c)         750,000        40,828,125
---------------------------------------------------------------
Guidant Corp.                       1,708,500       130,700,250
---------------------------------------------------------------
Henry Schein, Inc.(a)                 900,000        34,818,750
---------------------------------------------------------------
Safeskin Corp.(a)                     362,100         8,011,462
---------------------------------------------------------------
Sofamor Danek Group, Inc.(a)          500,000        50,812,500
---------------------------------------------------------------
Sybron International Corp.(a)       1,250,000        30,937,500
---------------------------------------------------------------
                                                    656,099,705
---------------------------------------------------------------

HEALTH CARE (SPECIALIZED SERVICES)-2.77%

Alza Corp.(a)                       1,200,000        57,450,000
---------------------------------------------------------------
Covance, Inc.(a)                    1,609,600        44,867,600
---------------------------------------------------------------
Lincare Holdings, Inc.(a)           1,000,000        39,937,500
---------------------------------------------------------------
Omnicare, Inc.                      2,950,100       101,962,832
---------------------------------------------------------------
Orthodontic Centers of America,
  Inc.(a)                             524,200         9,927,037
---------------------------------------------------------------
Quintiles Transnational Corp.(a)    1,000,000        45,250,000
---------------------------------------------------------------
Total Renal Care Holdings,
  Inc.(a)                           2,417,933        59,239,358
---------------------------------------------------------------
                                                    358,634,327
---------------------------------------------------------------

HOMEBUILDING-0.69%

Clayton Homes, Inc.                 3,090,000        47,701,875
---------------------------------------------------------------
Fleetwood Enterprises, Inc.           750,000        24,187,500
---------------------------------------------------------------
Kaufman and Broad Home Corp.          616,900        17,620,206
---------------------------------------------------------------
                                                     89,509,581
---------------------------------------------------------------

HOUSEHOLD FURNISHINGS & APPLIANCES-0.65%

Leggett & Platt, Inc.               2,000,000        46,750,000
---------------------------------------------------------------
Maytag Corp.                          750,000        37,078,125
---------------------------------------------------------------
                                                     83,828,125
---------------------------------------------------------------

HOUSEHOLD PRODUCTS (NON-DURABLES)-0.35%

Clorox Co.                            300,000        32,775,000
---------------------------------------------------------------
Dial Corp. (The)                      450,900        12,427,931
---------------------------------------------------------------
                                                     45,202,931
---------------------------------------------------------------

HOUSEWARES-0.17%

Central Garden and Pet Co.(a)         485,500         9,588,625
---------------------------------------------------------------

                                                    MARKET
                                    SHARES           VALUE
HOUSEWARES-(CONTINUED)

Helen of Troy Ltd.(a)                 846,400   $    12,590,200
---------------------------------------------------------------
                                                     22,178,825
---------------------------------------------------------------

INSURANCE (LIFE/HEALTH)-1.16%

AFLAC Inc.                            925,000        35,265,625
---------------------------------------------------------------
Provident Companies, Inc.           1,500,000        43,593,750
---------------------------------------------------------------
ReliaStar Financial Corp.           1,502,500        65,828,281
---------------------------------------------------------------
Torchmark Corp.                       129,200         5,652,500
---------------------------------------------------------------
                                                    150,340,156
---------------------------------------------------------------

INSURANCE
  (PROPERTY-CASUALTY)-0.11%

Progressive Corp.                      96,800        14,253,800
---------------------------------------------------------------

INVESTMENT
  BANKING/BROKERAGE-1.04%

Edwards (A.G.), Inc.                  750,000        25,921,875
---------------------------------------------------------------
Lehman Brothers Holdings, Inc.        350,000        13,278,125
---------------------------------------------------------------
Schwab (Charles) Corp.              2,000,000        95,875,000
---------------------------------------------------------------
                                                    135,075,000
---------------------------------------------------------------

INVESTMENT MANAGEMENT-0.46%

T. Rowe Price Associates, Inc.      1,658,600        58,983,963
---------------------------------------------------------------

LEISURE TIME (PRODUCTS)-0.77%

Harley-Davidson, Inc.               2,350,000        91,062,500
---------------------------------------------------------------
Speedway Motorsports, Inc.(a)         400,000         8,400,000
---------------------------------------------------------------
                                                     99,462,500
---------------------------------------------------------------

LODGING-HOTELS-0.10%

Host Marriott Corp.(a)                896,000        12,992,000
---------------------------------------------------------------

MACHINERY (DIVERSIFIED)-0.02%

Applied Power, Inc.-Class A            95,000         2,618,438
---------------------------------------------------------------

MANUFACTURING
  (DIVERSIFIED)-0.76%

Corning Inc.                        1,000,000        36,312,500
---------------------------------------------------------------
Crane Co.                             464,550        13,384,846
---------------------------------------------------------------
Hillenbrand Industries, Inc.          500,000        29,593,750
---------------------------------------------------------------
Pentair, Inc.                         500,000        18,812,500
---------------------------------------------------------------
                                                     98,103,596
---------------------------------------------------------------

MANUFACTURING
  (SPECIALIZED)-0.15%

Avery Dennison Corp.                  471,000        19,517,063
---------------------------------------------------------------

NATURAL GAS-0.80%

El Paso Energy Corp.                1,500,000        53,156,250
---------------------------------------------------------------
KN Energy, Inc.                     1,000,000        49,687,500
---------------------------------------------------------------
                                                    102,843,750
---------------------------------------------------------------

OFFICE EQUIPMENT &
  SUPPLIES-0.27%

Herman Miller, Inc.                 1,100,000        24,268,750
---------------------------------------------------------------

                                                    MARKET
                                    SHARES           VALUE
OFFICE EQUIPMENT & SUPPLIES-(CONTINUED)

HON INDUSTRIES, Inc.                  529,000   $    11,208,187
---------------------------------------------------------------
                                                     35,476,937
---------------------------------------------------------------

OIL & GAS (DRILLING & EQUIPMENT)-2.04%

Baker Hughes, Inc.                  2,000,000        44,125,000
---------------------------------------------------------------
BJ Services Co.(a)                  1,500,000        30,656,250
---------------------------------------------------------------
Cooper Cameron Corp.(a)             1,500,000        52,125,000
---------------------------------------------------------------
Diamond Offshore Drilling, Inc.     1,000,000        30,687,500
---------------------------------------------------------------
Global Industries Ltd.(a)           2,450,000        23,581,250
---------------------------------------------------------------
Rowan Companies, Inc.(a)            2,000,000        29,125,000
---------------------------------------------------------------
Transocean Offshore Inc.              500,000        18,468,750
---------------------------------------------------------------
Varco International, Inc.(a)(b)     3,225,000        34,870,312
---------------------------------------------------------------
                                                    263,639,062
---------------------------------------------------------------

OIL & GAS (EXPLORATION & PRODUCTION)-0.44%

Apache Corp.                        1,500,000        42,468,750
---------------------------------------------------------------
Santa Fe Energy Resources,
  Inc.(a)                           1,750,000        14,218,750
---------------------------------------------------------------
                                                     56,687,500
---------------------------------------------------------------

PERSONAL CARE-0.26%

Rexall Sundown, Inc.(a)             1,891,800        33,934,163
---------------------------------------------------------------

POWER PRODUCERS (INDEPENDENT)-0.32%

AES Corp.(a)                        1,000,000        40,937,500
---------------------------------------------------------------

PUBLISHING-0.38%

McGraw-Hill Companies, Inc.
  (The)                               550,000        49,465,625
---------------------------------------------------------------

RAILROADS-0.37%

Kansas City Southern Industries,
  Inc.                              1,250,000        48,281,250
---------------------------------------------------------------

RESTAURANTS-1.58%

Brinker International, Inc.(a)      2,000,000        48,375,000
---------------------------------------------------------------
Outback Steakhouse, Inc.(a)         1,125,000        38,953,125
---------------------------------------------------------------
Papa John's International,
  Inc.(a)                             689,300        26,171,859
---------------------------------------------------------------
Starbucks Corp.(a)                  1,000,000        43,375,000
---------------------------------------------------------------
Tricon Global Restaurants,
  Inc.(a)                           1,100,000        47,850,000
---------------------------------------------------------------
                                                    204,724,984
---------------------------------------------------------------

RETAIL (BUILDING SUPPLIES)-0.33%

Lowe's Companies, Inc.              1,250,000        42,109,375
---------------------------------------------------------------

RETAIL (COMPUTERS & ELECTRONICS)-1.90%

Best Buy Co., Inc.(a)                 500,000        24,000,000
---------------------------------------------------------------
CDW Computer Centers, Inc.(a)       1,000,000        74,937,500
---------------------------------------------------------------
Ingram Micro, Inc.-Class A(a)         750,000        34,125,000
---------------------------------------------------------------
Tandy Corp.                         1,250,000        61,953,125
---------------------------------------------------------------
Tech Data Corp.(a)                  1,299,300        51,159,938
---------------------------------------------------------------
                                                    246,175,563
---------------------------------------------------------------

                                                    MARKET
                                    SHARES           VALUE
RETAIL (DEPARTMENT STORES)-0.46%

Kohl's Corp.(a)                     1,250,000   $    59,765,625
---------------------------------------------------------------

RETAIL (DISCOUNTERS)-1.27%

Consolidated Stores Corp.(a)        1,000,000        16,437,500
---------------------------------------------------------------
Dollar General Corp.                1,000,000        23,875,000
---------------------------------------------------------------
Dollar Tree Stores, Inc.(a)         1,810,600        69,821,262
---------------------------------------------------------------
Family Dollar Stores, Inc.          2,100,000        38,062,500
---------------------------------------------------------------
Ross Stores, Inc.                     500,000        16,250,000
---------------------------------------------------------------
                                                    164,446,262
---------------------------------------------------------------

RETAIL (DRUG STORES)-0.80%

Rite Aid Corp.                      2,600,040       103,189,088
---------------------------------------------------------------

RETAIL (FOOD CHAINS)-1.62%

Kroger Co.(a)                       2,637,400       146,375,700
---------------------------------------------------------------
Safeway, Inc.(a)                    1,325,000        63,351,563
---------------------------------------------------------------
                                                    209,727,263
---------------------------------------------------------------

RETAIL (GENERAL
  MERCHANDISE)-0.86%

Dayton Hudson Corp.                   750,000        31,781,250
---------------------------------------------------------------
Fred Meyer, Inc.(a)                 1,500,000        79,968,750
---------------------------------------------------------------
                                                    111,750,000
---------------------------------------------------------------

RETAIL (SPECIALTY)-2.60%

Bed Bath & Beyond, Inc.(a)          2,750,100        75,799,631
---------------------------------------------------------------
Linens 'N Things, Inc.(a)             285,300         8,826,468
---------------------------------------------------------------
Michaels Stores, Inc.(a)            1,000,000        20,000,000
---------------------------------------------------------------
Office Depot, Inc.(a)               2,000,000        50,000,000
---------------------------------------------------------------
Staples, Inc.(a)                    4,750,000       154,968,750
---------------------------------------------------------------
Williams-Sonoma, Inc.(a)            1,000,000        27,250,000
---------------------------------------------------------------
                                                    336,844,849
---------------------------------------------------------------

RETAIL (SPECIALTY-APPAREL)-1.53%

Abercrombie & Fitch Co.-Class
  A(a)                                795,000        31,551,563
---------------------------------------------------------------
Gap, Inc. (The)                     1,000,000        60,125,000
---------------------------------------------------------------
Men's Wearhouse, Inc.
  (The)(a)(b)                       2,250,075        54,564,318
---------------------------------------------------------------
TJX Companies, Inc.                 2,700,000        51,131,250
---------------------------------------------------------------
                                                    197,372,131
---------------------------------------------------------------

SAVINGS & LOAN COMPANIES-0.72%

Dime Bancorp, Inc.                  2,541,500        60,519,469
---------------------------------------------------------------
GreenPoint Financial Corp.          1,000,000        32,812,500
---------------------------------------------------------------
                                                     93,331,969
---------------------------------------------------------------

SERVICES (ADVERTISING/MARKETING)-1.89%

Interpublic Group of Companies,
  Inc.                                500,000        29,250,000
---------------------------------------------------------------
Lamar Advertising Co.(a)              450,000        14,048,439
---------------------------------------------------------------
Omnicom Group, Inc.                 2,500,000       123,593,750
---------------------------------------------------------------

                                                    MARKET
                                    SHARES           VALUE
SERVICES (ADVERTISING/MARKETING)-(CONTINUED)

Outdoor Systems, Inc.(a)            1,500,000   $    33,093,750
---------------------------------------------------------------
Snyder Communications, Inc.(a)      1,250,000        44,609,375
---------------------------------------------------------------
                                                    244,595,314
---------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER)-2.92%

Apollo Group, Inc.(a)               1,000,000        32,125,000
---------------------------------------------------------------
ChoicePoint, Inc.(a)                  467,300        22,079,926
---------------------------------------------------------------
Cintas Corp.                        1,315,900        70,400,650
---------------------------------------------------------------
G & K Services, Inc.-Class A          350,000        16,012,500
---------------------------------------------------------------
IMS Health Inc.                       677,000        45,020,500
---------------------------------------------------------------
Service Corp. International         2,626,500        93,569,062
---------------------------------------------------------------
Stewart Enterprises, Inc.- Class
  A                                 2,600,000        59,962,500
---------------------------------------------------------------
Viad Corp.                          1,382,400        37,929,600
---------------------------------------------------------------
                                                    377,099,738
---------------------------------------------------------------

SERVICES (COMPUTER
  SYSTEMS)-1.23%

Ciber, Inc.(a)                        500,000         9,812,500
---------------------------------------------------------------
Gartner Group, Inc.-Class A(a)      1,300,000        25,837,500
---------------------------------------------------------------
Keane, Inc.(a)                      1,050,000        34,912,500
---------------------------------------------------------------
Policy Management Systems
  Corp.(a)                            474,400        21,555,550
---------------------------------------------------------------
SunGard Data Systems Inc.(a)        2,000,000        67,500,000
---------------------------------------------------------------
                                                    159,618,050
---------------------------------------------------------------

SERVICES (DATA PROCESSING)-4.36%

Affiliated Computer Services,
  Inc.(a)                           1,000,000        37,000,000
---------------------------------------------------------------
Billing Concepts Corp.(a)           1,596,800        22,554,800
---------------------------------------------------------------
Ceridian Corp.(a)                   1,300,000        74,587,500
---------------------------------------------------------------
CSG Systems International,
  Inc.(a)                             903,100        49,218,950
---------------------------------------------------------------
DST Systems, Inc.(a)                  750,000        37,500,000
---------------------------------------------------------------
Equifax, Inc.                       1,750,000        67,703,125
---------------------------------------------------------------
Fiserv, Inc.(a)                     2,500,000       116,250,000
---------------------------------------------------------------
National Data Corp.                 1,000,200        33,881,775
---------------------------------------------------------------
NOVA Corp.(a)                         893,750        25,807,032
---------------------------------------------------------------
Paychex, Inc.                       2,000,000        99,500,000
---------------------------------------------------------------
                                                    564,003,182
---------------------------------------------------------------

SERVICES (EMPLOYMENT)-0.23%

Robert Half International,
  Inc.(a)                             750,000        30,093,750
---------------------------------------------------------------

SPECIALTY PRINTING-0.23%

Valassis Communications, Inc.(a)      750,000        29,906,250
---------------------------------------------------------------

TELEPHONE-0.86%

Century Telephone Enterprises,
  Inc.                              1,499,950        85,215,909
---------------------------------------------------------------
Cincinnati Bell, Inc.               1,000,000        25,937,500
---------------------------------------------------------------
                                                    111,153,409
---------------------------------------------------------------

                                                    MARKET
                                    SHARES           VALUE
TEXTILES (APPAREL)-0.61%

Jones Apparel Group, Inc.(a)        1,250,000   $    21,562,500
---------------------------------------------------------------
Nautica Enterprises, Inc.(a)        1,000,000        20,687,500
---------------------------------------------------------------
Russell Corp.                         912,900        22,423,107
---------------------------------------------------------------
Tommy Hilfiger Corp.(a)               300,000        13,931,250
---------------------------------------------------------------
                                                     78,604,357
---------------------------------------------------------------

TEXTILES (HOME
  FURNISHINGS)-0.22%

Shaw Industries, Inc.               1,650,000        28,668,750
---------------------------------------------------------------

WASTE MANAGEMENT-1.53%

Allied Waste Industries, Inc.(a)    2,693,230        58,241,099
---------------------------------------------------------------
Republic Services, Inc.(a)          1,225,000        26,796,876
---------------------------------------------------------------
Waste Management, Inc.              2,500,000       112,812,501
---------------------------------------------------------------
                                                    197,850,476
---------------------------------------------------------------
    Total Domestic Common Stocks
      (Cost $8,593,150,443)                      11,770,399,289
---------------------------------------------------------------

FOREIGN STOCKS & OTHER EQUITY INTERESTS-2.90%
CANADA-0.41%

CanWest Global Communications
  Corp.
  (Broadcasting-Television,
  Radio & Cable)                    1,500,000        17,531,250
---------------------------------------------------------------
Newcourt Credit Group, Inc.
  (Financial-Diversified)           1,087,500        35,751,562
---------------------------------------------------------------
                                                     53,282,812
---------------------------------------------------------------

FINLAND-1.16%

Nokia Oyj A.B.-Class A-ADR
  (Communications Equipment)        1,610,300       149,858,544
---------------------------------------------------------------

FRANCE-0.09%

Coflexip S.A.-ADR
  (Manufacturing-Specialized)         239,500        11,525,938
---------------------------------------------------------------

IRELAND-0.81%

Elan Corp. PLC-ADR (Health
  Care-Drugs-Generic & Other)(a)    1,500,000       105,093,750
---------------------------------------------------------------

ISRAEL-0.13%

ECI Telecommunications Ltd.
  (Communications Equipment)          500,000        16,562,500
---------------------------------------------------------------

NETHERLANDS-0.14%

Core Laboratories N.V. (Oil &
  Gas-Drilling & Equipment)(a)        800,000        18,050,000
---------------------------------------------------------------

UNITED KINGDOM-0.16%

Stolt Comex Seaway, S.A. (Oil &
  Gas-Exploration &
  Production)(a)(b)                 1,150,000        14,662,500
---------------------------------------------------------------

                                                    MARKET
                                    SHARES           VALUE
UNITED KINGDOM-(CONTINUED)
Stolt Comex Seaway, S.A. - ADR
  (Oil & Gas-Exploration &
  Production)(a)                      575,000   $     5,929,687
---------------------------------------------------------------
                                                     20,592,187
---------------------------------------------------------------
    Total Foreign Stocks & Other
      Equity Interests (Cost
      $240,390,852)                                 374,965,731
---------------------------------------------------------------

                                  PRINCIPAL
                                    AMOUNT
CONVERTIBLE CORPORATE BONDS-0.39%
COMPUTERS (PERIPHERALS)-0.39%
EMC Corp., Conv. Sub. Notes,
  3.25%, 03/15/02 (Cost
  $23,700,075)                   $ 17,500,000        50,553,125
---------------------------------------------------------------
                                       SHARES
WARRANTS-0.03%
BANKS (REGIONAL)-0.04%
Golden State Bancorp,
  Litigation Wts., expiring
  01/01/01 (Cost $5,682,639)        1,000,000         4,875,000
---------------------------------------------------------------

                                  PRINCIPAL
                                    AMOUNT
MASTER NOTE AGREEMENT-1.00%
Merrill Lynch Co. Inc.,
  5.9675%(d)(Cost $129,000,000)  $129,000,000   $   129,000,000
---------------------------------------------------------------

                                  PRINCIPAL         MARKET
                                    AMOUNT           VALUE
REPURCHASE AGREEMENTS-3.28%(E)
Dresdner Kleinwort, Benson,
  North America LLC, 5.55%,
  11/02/98(f)                    $  9,350,759   $     9,350,759
---------------------------------------------------------------
Goldman, Sachs & Co., 5.55%,
  11/02/98(g)                     115,090,451       115,090,451
---------------------------------------------------------------
Salomon Smith Barney, Inc.,
  5.55%(h)                        300,000,000       300,000,000
---------------------------------------------------------------
    Total Repurchase Agreements
      (Cost $424,441,210)                           424,441,210
---------------------------------------------------------------
TIME DEPOSITS-2.09%
Societe Generale Bank, 5.25%,
  11/02/98                        108,141,977       108,141,977
---------------------------------------------------------------
State Street Cayman, 5.00%,
  11/02/98                        161,909,549       161,909,549
---------------------------------------------------------------
    Total Time Deposits (Cost
      $270,051,526)                                 270,051,526
---------------------------------------------------------------
TOTAL INVESTMENTS-100.71%                        13,024,285,881
---------------------------------------------------------------
OTHER ASSETS LESS
  LIABILITIES-(0.71%)                               (91,205,266)
---------------------------------------------------------------
NET ASSETS-100.00%                              $12,933,080,615
===============================================================

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Affiliated issuers are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. The Fund has never owned enough of the outstanding voting securities of any issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The aggregate market value of these securities as of 10/31/98 was $359,900,845 which represented 2.78% of the Fund's net assets.
(c) A portion of this security is subject to call options written. See Note 8.
(d) Master Note Purchase Agreement may be terminated by either party upon two business days' prior written notice, at which time all amounts outstanding under notes purchased under the Master Note Agreement will become payable. Interest rates on master notes are redetermined periodically. Rate shown is the rate in effect on 10/31/98.
(e) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
(f) Joint repurchase agreement entered into 10/30/98 with a maturing value of $300,138,750. Collateralized by $485,457,284 U.S. Government obligations, 0% to 8.50% due 01/07/99 to 08/01/37 with an aggregate market value at 10/31/98 of $306,003,830.
(g) Joint repurchase agreement entered into 10/30/98 with a maturing value of $277,128,113. Collateralized by $273,207,000 U.S. Government obligations 5.00% to 9.40% due 11/10/98 to 12/15/43 with an aggregate market value at 10/31/98 of $282,540,300.
(h) Open joint repurchase agreement. Either party may terminate the agreement upon demand. Interest rates are redetermined daily. Collateralized by $1,159,504,000 U.S. Government obligations 0% to 10.70% due 11/01/98 to
    07/15/45 with an aggregate market value at 10/31/98 of $1,020,000,062.

Abbreviations:

ADR   - American Depositary Receipt
Conv. - Convertible
Deb.  - Debentures
Sub.  - Subordinated
Wts.  - Warrants

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 1998

ASSETS:

Investments, at market value (cost
  $9,686,416,745)                            $13,024,285,881
------------------------------------------------------------
Receivables for:
  Investments sold                                81,487,021
------------------------------------------------------------
  Capital stock sold                              25,412,005
------------------------------------------------------------
  Dividends and interest                           2,838,985
------------------------------------------------------------
Investment for deferred compensation plan            142,702
------------------------------------------------------------
Other assets                                          20,271
------------------------------------------------------------
      Total assets                            13,134,186,865
------------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                          131,879,165
------------------------------------------------------------
  Capital stock reacquired                        53,735,073
------------------------------------------------------------
  Deferred compensation                              142,702
------------------------------------------------------------
Options written (premiums received
  $357,644)                                          210,938
------------------------------------------------------------
Accrued advisory fees                              6,134,883
------------------------------------------------------------
Accrued administrative services fees                  26,319
------------------------------------------------------------
Accrued directors' fees                                6,500
------------------------------------------------------------
Accrued distribution fees                          4,590,417
------------------------------------------------------------
Accrued transfer agent fees                        3,529,174
------------------------------------------------------------
Accrued operating expenses                           851,079
------------------------------------------------------------
      Total liabilities                          201,106,250
------------------------------------------------------------
Net assets applicable to shares outstanding  $12,933,080,615
------------------------------------------------------------

NET ASSETS:

Class A                                      $12,391,844,029
============================================================
Class B                                      $   275,675,564
============================================================
Class C                                      $    76,521,669
============================================================
Institutional Class                          $   189,039,353
============================================================

CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:
Class A:
  Authorized                                     750,000,000
------------------------------------------------------------
  Outstanding                                    470,007,075
============================================================
Class B:
  Authorized                                   1,000,000,000
------------------------------------------------------------
  Outstanding                                     10,558,108
============================================================
Class C:
  Authorized                                     750,000,000
------------------------------------------------------------
  Outstanding                                      2,931,610
============================================================
Institutional Class:
  Authorized                                     200,000,000
------------------------------------------------------------
  Outstanding                                      6,936,768
============================================================
Class A:
  Net asset value and redemption price per
    share                                    $         26.37
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $26.37
      divided by 94.50%)                     $         27.90
============================================================
Class B:
  Net asset value and offering price per
    share                                    $         26.11
============================================================
Class C:
  Net asset value and offering price per
    share                                    $         26.10
============================================================
Institutional Class:
  Net asset value, offering and redemption
    price per share                          $         27.25
============================================================

STATEMENT OF OPERATIONS

For the year ended October 31, 1998

INVESTMENT INCOME:

Dividends (net of $564,597 foreign
  withholding tax)                            $   40,677,717
------------------------------------------------------------
Interest                                          48,508,823
------------------------------------------------------------
    Total investment income                       89,186,540
------------------------------------------------------------
EXPENSES:
Advisory fees                                     89,630,173
------------------------------------------------------------
Administrative services fees                         295,926
------------------------------------------------------------
Custodian fees                                       637,815
------------------------------------------------------------
Directors' fees                                       96,730
------------------------------------------------------------
Distribution fees-Class A                         41,684,536
------------------------------------------------------------
Distribution fees-Class B                          1,576,409
------------------------------------------------------------
Distribution fees-Class C                            506,546
------------------------------------------------------------
Transfer agent fees-Class A                       24,340,018
------------------------------------------------------------
Transfer agent fees-Class B                          601,845
------------------------------------------------------------
Transfer agent fees-Class C                          169,272
------------------------------------------------------------
Transfer agent fees-Institutional Class               17,618
------------------------------------------------------------
Other                                              1,734,916
------------------------------------------------------------
    Total expenses                               161,291,804
------------------------------------------------------------
Less: Fees waived by advisor                      (3,074,705)
------------------------------------------------------------
    Expenses paid indirectly                        (332,613)
------------------------------------------------------------
    Net expenses                                 157,884,486
------------------------------------------------------------
Net investment income (loss)                     (68,697,946)
------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES,
  FUTURES AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                          482,260,826
------------------------------------------------------------
  Foreign currencies                               1,025,913
------------------------------------------------------------
  Futures contracts                              (24,781,162)
------------------------------------------------------------
  Option contracts written                           819,195
------------------------------------------------------------
                                                 459,324,772
------------------------------------------------------------
Net unrealized appreciation (depreciation)
  of:
  Investment securities                         (664,462,047)
------------------------------------------------------------
  Foreign currencies                                  (1,413)
------------------------------------------------------------
  Futures contracts                               16,400,635
------------------------------------------------------------
  Option contracts written                           146,706
------------------------------------------------------------
                                                (647,916,119)
------------------------------------------------------------
      Net gain (loss) from investment
         securities, foreign currencies,
         futures and option contracts           (188,591,347)
------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                   $ (257,289,293)
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 1998 and 1997

                                                                   1998                1997
                                                              ---------------     ---------------
OPERATIONS:

  Net investment income (loss)                                $   (68,697,946)    $   (51,626,612)
-------------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies, futures and option contracts                      459,324,772       1,046,160,029
-------------------------------------------------------------------------------------------------
  Net unrealized appreciation (depreciation) of investment
    securities, foreign currencies, futures and option
    contracts                                                    (647,916,119)      1,234,273,644
-------------------------------------------------------------------------------------------------
       Net increase (decrease) in net assets resulting from
       operations                                                (257,289,293)      2,228,807,061
-------------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                      (1,023,550,465)       (401,536,883)
-------------------------------------------------------------------------------------------------
  Class B                                                          (2,750,431)                 --
-------------------------------------------------------------------------------------------------
  Class C                                                          (2,040,204)                 --
-------------------------------------------------------------------------------------------------
  Institutional Class                                             (13,510,099)        (10,336,039)
-------------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        (667,156,467)      1,280,740,251
-------------------------------------------------------------------------------------------------
  Class B                                                         292,437,630                  --
-------------------------------------------------------------------------------------------------
  Class C                                                          60,444,760          22,611,449
-------------------------------------------------------------------------------------------------
  Institutional Class                                              17,436,212        (139,767,829)
-------------------------------------------------------------------------------------------------
       Net increase (decrease) in net assets                   (1,595,978,357)      2,980,518,010
-------------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          14,529,058,972      11,548,540,962
-------------------------------------------------------------------------------------------------
  End of period                                               $12,933,080,615     $14,529,058,972
=================================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $ 9,156,848,152     $ 9,520,633,579
-------------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                         (994,714)           (270,243)
-------------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment
    securities, foreign currencies, futures and option
    contracts                                                     439,210,537       1,022,762,877
-------------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies, futures and option contracts                    3,338,016,640       3,985,932,759
-------------------------------------------------------------------------------------------------
                                                              $12,933,080,615     $14,529,058,972
=================================================================================================

NOTES TO FINANCIAL STATEMENTS

October 31, 1998

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Constellation Fund (the "Fund") is a series portfolio of AIM Equity Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios: AIM Constellation Fund, AIM Aggressive Growth Fund, AIM Blue Chip Fund, AIM Capital Development Fund, AIM Charter Fund and AIM Weingarten Fund. The Fund currently offers four different classes of shares: Class A shares, Class B shares, Class C shares and the Institutional Class. Class B shares commenced sales on November 3, 1997. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to seek capital appreciation.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations--A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. If a mean is not available, as is the case in some foreign markets, the closing bid will be used absent a last sales price. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the mean of the closing bid and asked prices. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair market value as determined in good faith by or under the supervision of the Board of Directors.
B. Securities Transactions, Investment Income and Distributions--Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. On October 31, 1998, paid in capital was decreased by $66,947,562, undistributed net investment income was increased by $67,973,475 and undistributed net realized gains decreased by $1,025,913 in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the fund were unaffected by the reclassifications discussed above.
C. Federal Income Taxes--The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
D. Expenses--Distribution and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

E. Foreign Currency Translations--Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

F. Foreign Currency Contracts--A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts.

G. Stock Index Futures Contracts--The Fund may purchase or sell stock index futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash, and/or by securing a standby letter of credit from a major commercial bank, as collateral, for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and the change in the value of the contracts may not correlate with changes in the value of the securities being hedged.

H. Covered Call Options -- The Fund may write call options, but only on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
       A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 1.0% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $150 million, plus 0.625% of the Fund's average daily net assets in excess of $150 million. AIM has agreed to voluntarily waive a portion of its advisory fees paid by the Fund to AIM to the extent necessary to reduce the fees paid by the Fund at net asset levels higher than those currently incorporated in the present advisory fee schedule. Under the voluntary waiver, AIM will receive a fee calculated at the annual rate of 1.0% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $150 million, plus 0.625% of the Fund's average daily net assets in excess of $150 million to and including $2 billion, plus 0.60% of the Fund's average daily net assets in excess of $2 billion. During the year ended October 31, 1998, AIM waived fees of $3,074,705. The waiver is entirely voluntary but approval is required by the Board of Directors for any decision by AIM to discontinue the waiver. Under the terms of a master sub-advisory agreement between AIM and A I M Capital Management, Inc. ("AIM Capital"), AIM pays AIM Capital 50% of the amount paid by the Fund to AIM.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the year ended October 31, 1998, AIM was reimbursed $295,926 for such services.
  The Fund, pursuant to a transfer agent and shareholder service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. On September 20, 1997, the Board of Directors approved appointment of AFS as transfer agent of the Institutional Class effective December 29, 1997. During the year ended October 31, 1998, AFS was paid $11,110,534 with respect to the Class A, Class B and Class C shares and for the period December 29, 1997 through October 31, 1998, AFS was paid $14,933 with respect to the Institutional Class. Prior to the effective date of the agreement with AFS, the Fund paid A I M Institutional Fund Services, Inc. $2,685 pursuant to a transfer agency and shareholder services agreement with respect to the Institutional Class for the period November 1, 1997 through December 28, 1997.
  The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Company has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares and Class C shares (the "Class A and C Plan"), and the Fund's Class B shares (the "Class B Plan") (collectively, the "Plans"). The Fund, pursuant to the Class A and C Plan, pays AIM Distributors compensation at an annual rate of 0.30% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of Class C shares. The Fund, pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets of the Class B shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the year ended October 31, 1998, the Class A shares, Class B shares and Class C shares paid AIM Distributors $41,684,536, $1,576,409, and $506,546, respectively as compensation under the Plans.
  AIM Distributors received commissions of $5,261,392 from sales of the Class A shares of the Fund during the year ended October 31, 1998. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 1998, AIM Distributors received commissions of $510,316 in contingent deferred sales charges imposed on the redemptions of Fund shares. Certain officers and directors of the Company are officers and directors of AIM, AIM Capital, AIM Distributors, AFS, and FMC.
  During the year ended October 31, 1998, the Fund paid legal fees of $31,902 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-INDIRECT EXPENSES

During the year ended October 31, 1998, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $147,814 and $184,799, respectively, under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $332,613 during the year ended October 31, 1998.

NOTE 4-DIRECTOR'S FEES

Director's fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS
The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. Prior to an amendment of the line of credit on May 1, 1998, the Fund was limited to borrowing up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. During the year ended October 31, 1998, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.05% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 1998 was $10,221,437,067 and $11,626,322,625, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities as of October 31, 1998, on a tax basis, is as follows:

Aggregate unrealized appreciation of
  investment securities                     $3,684,499,221
----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                       (373,354,606)
----------------------------------------------------------
Net unrealized appreciation of investment
  securities                                $3,311,144,615
==========================================================

Cost of investments for tax purposes is $9,713,141,266.
NOTE 7-CAPITAL STOCK
Changes in the capital stock outstanding during the years ended October 31, 1998 and 1997 were as follows:

                                    1998                             1997
                       ------------------------------   ------------------------------
                          SHARES          AMOUNT           SHARES          AMOUNT
                       ------------   ---------------   ------------   ---------------
Sold:
  Class A               271,511,337   $ 7,555,171,888    211,624,665   $ 5,717,830,615
--------------------------------------------------------------------------------------
  Class B*               12,877,388       356,713,527             --                --
--------------------------------------------------------------------------------------
  Class C**               2,960,570        81,123,332        745,655        22,872,597
--------------------------------------------------------------------------------------
  Institutional Class     2,149,830        60,442,629      5,274,034       141,917,489
--------------------------------------------------------------------------------------
Issued as
  reinvestment of
  dividends:
  Class A                38,633,795       977,878,833     15,529,296       381,406,093
--------------------------------------------------------------------------------------
  Class B*                  104,498         2,643,686             --                --
--------------------------------------------------------------------------------------
  Class C**                  76,723         1,938,518             --                --
--------------------------------------------------------------------------------------
  Institutional Class       494,582        12,886,955        387,258         9,720,186
--------------------------------------------------------------------------------------
Reacquired:
  Class A              (330,045,727)   (9,200,207,188)  (178,999,514)   (4,818,496,457)
--------------------------------------------------------------------------------------
  Class B*               (2,423,778)      (66,919,583)            --                --
--------------------------------------------------------------------------------------
  Class C**                (842,846)      (22,617,090)        (8,492)         (261,148)
--------------------------------------------------------------------------------------
  Institutional Class    (1,977,243)      (55,893,372)   (10,657,023)     (291,405,504)
--------------------------------------------------------------------------------------
                         (6,480,871)  $  (296,837,865)    43,895,879   $ 1,163,583,871
======================================================================================

*Class B Shares commenced sales on November 3, 1997.

**Class C Shares commenced sales on August 4, 1997.

NOTE 8-OPTION CONTRACTS WRITTEN

Transactions in call options written during the year ended October 31, 1998 are summarized as follows:

                                        OPTION CONTRACTS
                                     -----------------------
                                     NUMBER OF    PREMIUMS
                                     CONTRACTS    RECEIVED
                                     ---------   -----------
Beginning of period                        --             --
-----------------------------------   -------    -----------
Written                                29,238    $ 7,032,081
-----------------------------------   -------    -----------
Closed                                (17,332)    (3,926,728)
-----------------------------------   -------    -----------
Expired                                (6,031)      (484,785)
-----------------------------------   -------    -----------
Exercised                              (4,000)    (2,262,924)
-----------------------------------   -------    -----------
End of Period                           1,875    $   357,644
===================================   =======    ===========

Open call option contracts written at October 31, 1998 were as follows:

                          CONTRACT  STRIKE   NUMBER OF   PREMIUM    OCTOBER 31, 1998    UNREALIZED
ISSUE                      MONTH    PRICE    CONTRACTS   RECEIVED     MARKET VALUE     APPRECIATION
-----                     --------  ------   ---------   --------   ----------------   ------------
Boston Scientific Corp.    Dec. 98   $65       1,875     $357,644       $210,938         $146,706
========================  ========   ===       =====     ========       ========         ========

NOTE 9-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A capital stock outstanding during each of the years in the five-year period ended October 31, 1998, for a share of Class B capital stock outstanding during the period November 3, 1997 (date sales commenced) through October 31, 1998 and for a share of Class C capital stock outstanding during the year ended October 31, 1998 and the period August 4, 1997 (dates sales commenced) through October 31, 1997.

                                                                                           CLASS A
                                                             --------------------------------------------------------------------
                                                                1998             1997          1996          1995         1994
                                                             -----------      -----------   -----------   ----------   ----------
Net asset value, beginning of period                         $     29.23      $     25.48   $     23.69   $    18.31   $    17.04
-----------------------------------------------------------  -----------      -----------   -----------   ----------   ----------
Income from investment operations:
    Net investment income (loss)                                   (0.14)           (0.11)        (0.06)       (0.05)       (0.02)
-----------------------------------------------------------  -----------      -----------   -----------   ----------   ----------
    Net gains (losses) on securities (both realized and
      unrealized)                                                  (0.62)            4.75          2.60         5.95         1.29
-----------------------------------------------------------  -----------      -----------   -----------   ----------   ----------
        Total from investment operations                           (0.76)            4.64          2.54         5.90         1.27
-----------------------------------------------------------  -----------      -----------   -----------   ----------   ----------
Distributions from net realized gains                              (2.10)           (0.89)        (0.75)       (0.52)          --
-----------------------------------------------------------  -----------      -----------   -----------   ----------   ----------
Net asset value, end of period                               $     26.37      $     29.23   $     25.48   $    23.69   $    18.31
===========================================================  ===========      ===========   ===========   ==========   ==========
Total return(a)                                                    (2.30)%          18.86%        11.26%       33.43%        7.45%
===========================================================  ===========      ===========   ===========   ==========   ==========
Ratios/supplemental data:
Net assets, end of period (000s omitted)                     $12,391,844      $14,319,441   $11,255,506   $7,000,350   $3,726,029
===========================================================  ===========      ===========   ===========   ==========   ==========
Ratio of expenses to average net assets(b)                          1.10%(c)         1.11%()        1.14%       1.16%        1.20%
===========================================================  ===========      ===========   ===========   ==========   ==========
Ratio of net investment income (loss) to average net
  assets(d)                                                        (0.47)%(c)      (0.40)%()       (0.27)%      (0.32)%      (0.15)%
===========================================================  ===========      ===========   ===========   ==========   ==========
Portfolio turnover rate                                               76%              67%           58%          45%          79%
===========================================================  ===========      ===========   ===========   ==========   ==========

(a) Does not deduct sales charges.
(b) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.12%, 1.13%, 1.16%, 1.18% and 1.21% for 1998-1994.
(c) Ratios are based on average net assets of $13,894,845,349.
(d) After fee waivers and/or expense reimbursements. Ratios of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursement were (0.50)%, (0.42)%, (0.29)%, (0.34)% and (0.16)% for 1998-1994.

                                                               CLASS B                 CLASS C
                                                              ---------       -------------------------
                                                                1998            1998           1997
                                                              ---------       ---------     -----------
Net asset value, beginning of period                          $  30.04         $ 29.18        $ 30.32
------------------------------------------------------------  --------         -------        -------
Income from investment operations:
   Net investment income (loss)                                  (0.37)(a)       (0.37)(a)      (0.04)
------------------------------------------------------------  --------         -------        -------
   Net gains (losses) on securities (both realized and
     unrealized)                                                 (1.46)          (0.61)         (1.10)
------------------------------------------------------------  --------         -------        -------
       Total from investment operations                          (1.83)          (0.98)         (1.14)
------------------------------------------------------------  --------         -------        -------
Distributions from net realized gains                            (2.10)          (2.10)            --
------------------------------------------------------------  --------         -------        -------
Net asset value, end of period                                $  26.11         $ 26.10        $ 29.18
============================================================  ========         =======        =======
Total return(b)                                                  (5.86)%         (3.12)%        (3.76)%
============================================================  ========         =======        =======
Ratios/supplement data:
Net assets, end of period (000s omitted)                      $275,676         $76,522        $21,508
============================================================  ========         =======        =======
Ratio of expenses to average net assets(c)                        1.98%(d)(e)     1.97%(d)       1.84%(e)
============================================================  ========         =======        =======
Ratio of net investment income (loss) to average net
 assets(f)                                                       (1.36)%(d)(e)   (1.35)%(d)     (1.12)%(e)
============================================================  ========         =======        =======
Portfolio turnover rate                                             76%             76%            67%
============================================================  ========         =======        =======

(a) Calculated using average shares outstanding.
(b) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(c) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 2.00% (annualized) for 1998 for Class B and 1.99% and 1.86% (annualized) for 1998-1997 for Class C.
(d) Ratios are based on average net assets of $158,509,468 and $50,654,588 for Class B and Class C, respectively.
(e) Annualized.
(f) After fee waivers and/or expense reimbursements. Ratios of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursements were (1.38)% (annualized) for 1998 for Class B and (1.37)% and (1.15)% (annualized), for 1998-1997 for Class C.

                       INDEPENDENT AUDITORS' REPORT

                       To the Shareholders and Board of Directors
                       AIM Equity Funds, Inc.:

                       We have audited the accompanying statement of assets and liabilities of the AIM Constellation Fund (a portfolio of AIM Equity Funds, Inc.), including the schedule of investments, as of October 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

                       We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                       In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Constellation Fund as of October 31, 1998, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

                                                    KPMG Peat Marwick LLP

                       Houston, Texas
                       December 4, 1998

BOARD OF DIRECTORS                               OFFICERS                                      OFFICE OF THE FUND
Charles T. Bauer                                 Charles T. Bauer                              11 Greenway Plaza
Chairman                                         Chairman                                      Suite 100
A I M Management Group Inc.                                                                    Houston, TX 77046
                                                 Robert H. Graham
Bruce L. Crockett                                President                                     INVESTMENT ADVISOR
Director
ACE Limited;                                     John J. Arthur                                A I M Advisors, Inc.
Formerly Director, President, and                Senior Vice President and Treasurer           11 Greenway Plaza
Chief Executive Officer                                                                        Suite 100
COMSAT Corporation                               Carol F. Relihan                              Houston, TX 77046
                                                 Senior Vice President and Secretary
Owen Daly II                                                                                   TRANSFER AGENT
Director                                         Gary T. Crum
Cortland Trust Inc.                              Senior Vice President                         A I M Fund Services, Inc.
                                                                                               P.O. Box 4739
Edward K. Dunn Jr.                               Jonathan C. Schoolar                          Houston, TX 77210-4739
Chairman, Mercantile Mortgage Corp.;             Senior Vice President
Formerly Vice Chairman and President,                                                          CUSTODIAN
Mercantile-Safe Deposit & Trust Co.; and         Dana R. Sutton
President, Mercantile Bankshares                 Vice President and Assistant Treasurer        State Street Bank and Trust Company
                                                                                               225 Franklin Street
Jack Fields                                      Melville B. Cox                               Boston, MA 02110
Chief Executive Officer                          Vice President
Texana Global, Inc.;                                                                           COUNSEL TO THE FUND
Formerly Member                                  Renee A. Friedli
of the U.S. House of Representatives             Assistant Secretary                           Ballard Spahr
                                                                                               Andrews & Ingersoll, LLP
Carl Frischling                                  P. Michelle Grace                             1735 Market Street
Partner                                          Assistant Secretary                           Philadelphia, PA 19103
Kramer, Levin, Naftalis & Frankel
                                                 Jeffrey H. Kupor                              COUNSEL TO THE DIRECTORS
Robert H. Graham                                 Assistant Secretary
President and Chief Executive Officer                                                          Kramer, Levin, Naftalis & Frankel
A I M Management Group Inc.                      Nancy L. Martin                               919 Third Avenue
                                                 Assistant Secretary                           New York, NY 10022
Prema Mathai-Davis
Chief Executive Officer, YWCA of the U.S.A.      Ofelia M. Mayo                                DISTRIBUTOR
Commissioner, New York City Dept. for the        Assistant Secretary
Aging; and member of the Board of Directors                                                    A I M Distributors, Inc.
Metropolitan Transportation Authority of         Lisa A. Moss                                  11 Greenway Plaza
New York State                                   Assistant Secretary                           Suite 100
                                                                                               Houston, TX 77046
Lewis F. Pennock                                 Kathleen J. Pflueger
Attorney                                         Assistant Secretary                           AUDITORS

Ian W. Robinson                                  Samuel D. Sirko                               KPMG Peat Marwick LLP
Consultant; Formerly Executive                   Assistant Secretary                           700 Louisiana
Vice President and                                                                             Houston, TX 77002
Chief Financial Officer                          Stephen I. Winer
Bell Atlantic Management                         Assistant Secretary
Services, Inc.
                                                 Mary J. Benson
Louis S. Sklar                                   Assistant Treasurer
Executive Vice President
Hines Interests
Limited Partnership


REQUIRED FEDERAL INCOME TAX INFORMATION
AIM Constellation Fund distributed long-term capital gains of $2.0964 per share during its tax year ended October 31, 1988.

                                 THE AIM FAMILY OF FUNDS--Registered Trademark--

GROWTH FUNDS                               INTERNATIONAL GROWTH FUNDS             A I M Management Group Inc. has provided
AIM Aggressive Growth Fund(1)              AIM Advisor International Value Fund   leadership in the mutual fund industry
AIM Blue Chip Fund                         AIM Asian Growth Fund                  since 1976 and managed approximately $91
AIM Capital Development Fund               AIM Developing Markets Fund(2)         billion in assets for more than 5.5 million
AIM Constellation Fund                     AIM Emerging Markets Fund(2)           shareholders, including individual investors,
AIM Mid Cap Equity Fund(2), (A)            AIM Europe Growth Fund(2)              corporate clients, and financial institutions,
AIM Select Growth Fund(3)                  AIM European Development Fund          as of September 30, 1998.
AIM Small Cap Growth Fund(2), (B)          AIM International Equity Fund             The AIM Family of Funds--Registered Trademark--
AIM Small Cap Opportunities Fund           AIM International Growth Fund(2)       is distributed nationwide, and AIM today is the
AIM Value Fund                             AIM Japan Growth Fund(2)               11th-largest mutual fund complex in the U.S. in
AIM Weingarten Fund                        AIM Latin American Growth Fund(2)      assets under management, according to Strategic
                                           AIM New Pacific Growth Fund(2)         Insight, an independent mutual fund monitor.
GROWTH & INCOME FUNDS
AIM Advisor Flex Fund                      GLOBAL GROWTH FUNDS
AIM Advisor Large Cap Value Fund           AIM Global Aggressive Growth Fund
AIM Advisor MultiFlex Fund                 AIM Global Growth Fund
AIM Advisor Real Estate Fund               AIM Worldwide Growth Fund(2)
AIM Balanced Fund
AIM Basic Value Fund(2), (C)               GLOBAL GROWTH & INCOME FUNDS
AIM Charter Fund                           AIM Global Growth & Income Fund(2)
                                           AIM Global Utilities Fund
INCOME FUNDS
AIM Floating Rate Fund(2)                  GLOBAL INCOME FUNDS
AIM High Yield Fund                        AIM Emerging Markets Debt Fund(2), (D)
AIM High Yield Fund II                     AIM Global Government Income Fund(2)
AIM Income Fund                            AIM Global Income Fund
AIM Intermediate Government Fund           AIM Strategic Income Fund(2)
AIM Limited Maturity Treasury Fund
                                           THEME FUNDS
TAX-FREE INCOME FUNDS                      AIM Global Consumer Products and Services Fund(2)
AIM High Income Municipal Fund             AIM Global Financial Services Fund(2)
AIM Municipal Bond Fund                    AIM Global Health Care Fund(2)
AIM Tax-Exempt Bond Fund of Connecticut    AIM Global Infrastructure Fund(2)
AIM Tax-Free Intermediate Fund             AIM Global Resources Fund(2)
                                           AIM Global Telecommunications Fund(2)
MONEY MARKET FUNDS                         AIM Global Trends Fund(2), (E)
AIM Dollar Fund(2)
AIM Money Market Fund
AIM Tax-Exempt Cash Fund


(1) AIM Aggressive Growth Fund reopened to new investors November 16, 1998. (2) Effective May 29, 1998, A I M Advisors, Inc. became advisor to the former GT Global Funds. (3) On May 1, 1998, AIM Growth Fund was renamed AIM Select Growth Fund. (A) On September 8, 1998, AIM Mid Cap Growth Fund was renamed AIM Mid Cap Equity Fund. (B) On September 8, 1998, AIM Small Cap Equity Fund was renamed AIM Small Cap Growth Fund. (C) On September 8, 1998, AIM America Value Fund was renamed AIM Basic Value Fund. (D) On September 8, 1998, AIM Global High Income Fund was renamed AIM Emerging Markets Debt Fund. (E) On September 8, 1998, AIM New Dimension Fund was renamed AIM Global Trends Fund. For more complete information about any AIM Fund(s), including sales charges and expenses, ask your financial consultant or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money.